Certified Copy

        Enter Annual Returns for Alberta and Extra-Prov. Corp.- Proof of Filing

        Amendment Date: 1998/06/30

        Service Request Number: 434406

        Corporate Access Number: 207288739


        Legal Entity Name: MILLENNIUM INFORMATTION SYSTMS INC

        Legal Entity Type:  Alberta Business Corporation



MILLENNIUM INFORMATION SYSTEMS INC. - 207288739

This confirms the Annual Return(s) for 1998 have been filed as of 1999/06/30

Annual returns are outstanding for the 2000, 1999 file year(s).


Annual Return

File Year Date Filed
1998 1998/06/30

       Officers/Directors/Shareholders

            Officer/Director/Shareholder Status:       Active
            Officer/Director/Shareholder Type:         Director
            Individual/ Legal Entity Type:             Individual
            Appointment Date:                          1111/11/11
            Last Name/Legal Entity Name:               BUDNEY
            First Name:                                BERNARD
            Street/Box Number:                         34 ALDERWOOD BLVD
            City:                                      ST ALBERTA
            Province:                                  ALBERTA
            Postal Code:                               T8N 3Z6
            Resident Canadian:                         Y
            Stat Dec Director Notice Error:










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Officer/Director/Shareholder Status:          Active
Officer/Director/Shareholder Type:            Shareholder

Individual/Legal Entity Type:                 Individual
Last Name/Legal Entity Name:                  BUDNEY
First Name:                                   BERNARD
Street/Box Number:                            34 ALDERWOOD BLVD
City:                                         ST. ALBERT
Province:                                     ALBERTA
Postal Code:                                  T8N 3Z6
Percent of Voting Shares:                     100

Legal Entity Status:                          Active

Registration Date:                            1997102125

REGISTERED ADDRESS
Street:                                       34 ALDETLWOOD BLVD
City:                                         ST ALBERT
Province:                                     ALBERTA
Postal Code:                                  T8N 3Z6

RECORDS ADDRESS
Street:                                       34 ALDFRWOOD BLVD
City:                                         ST AL1BERT
Province:                                     ALBERTA
Postal Code:                                  T8N 3Z6



Registration Authorized By:                   BERNARD BUDNEY
                                              AGENT OF CORPORATION




















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